EXHIBIT INDEX

EXHIBIT A:
  Attachment to item 77B:
  Accountants report on internal control

EXHIBIT B:
  Attachment to item 77C:
  Submission of matters to a vote of security holders.

EXHIBIT C:
  Attachment to item 77O:
  Transactions effected pursuant to Rule 10f-3
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EXHIBIT A:
Report of Independent Auditors

To the Board of Managers of
Stratigos Fund, L.L.C.

In planning and performing our audit of the financial statements of Stratigos Fund, L.L.C. (the "Company") for the period ended December 31, 2001, we considered its internal control, including control activities for safeguarding securities, in order to determine our auditing procedures for the purpose of expressing our opinion on the financial statements and to comply with the requirements of Form N-SAR, not to provide assurance on internal control.

The management of the Company is responsible for establishing and maintaining internal control. In fulfilling this responsibility, estimates and judgments by management are required to assess the expected benefits and related costs of controls. Generally, controls that are relevant to an audit pertain to the entity's objective of preparing financial statements for external purposes that are fairly presented in conformity with generally accepted accounting principles. Those controls include the safeguarding of assets against unauthorized acquisition, use or disposition.

Because of inherent limitations in internal control, error or fraud may occur and not be detected. Also, projections of any evaluation of internal control to future periods is subject to the risk that it may become inadequate because of changes in conditions or that the effectiveness of the design and operation may deteriorate.

Our consideration of internal control would not necessarily disclose all matters in internal control that might be material weaknesses under standards established by the American Institute of Certified Public Accountants. A material weakness is a condition in which the design or operation of one or more of the internal control components does not reduce to a relatively low level the risk that misstatements caused by error or fraud in amounts that would be material in relation to the financial statements being audited may occur and not be detected within a timely period by employees in the normal course of performing their assigned functions. However, we noted no matters involving internal control and its operation, including controls for safeguarding securities, that we consider to be material weaknesses as defined above as of December 31, 2001.

This report is intended solely for the information and use of management and the Board of Managers of Stratigos Fund, L.L.C., and the Securities and Exchange Commission and is not intended to be and should not be used by anyone other than these specified parties.

ERNST & YOUNG LLP
New York, New York
February 8, 2002



EXHIBIT B:
Stratigos Fund, L.L.C.
Results of Special Meeting (Unaudited) - December 31, 2001

The Company held an Adjourned Special Meeting of Members on December 28, 2001. The purpose of the meeting was to approve the admission of Alkeon Capital Management, L.L.C. as a non-managing member of the Fund's adviser, CIBC Oppenheimer Advisers, L.L.C. A total of $6,035,976 of Interest in Stratigos Fund, L.L.C. and 54.527% of votes eligible to be cast at the Special Meeting, voted for the admission. The Members also elected four persons to serve as Managers of the Limited Liability Company. The following provides information concerning the matters voted on at the meeting:


I. Proposal to admit Alkeon Capital Management, L.L.C. as a non-
managing member of the Adviser
Votes for		Votes Against	Votes Abstained
$5,759,800	 	$142,735 		$276,176

II. Election of the Managers of the Limited Liability Company

Nominee		Votes For		Votes Withheld
Jesse H. Ausubel	$5,719,425  	$459,286
Charles F. Barber	$5,719,425		$459,286
Paul Belica		$5,719,425		$459,286
Howard M. Singer	$5,676,817		$501,893






EXHIBIT C:
RULE 10f-3 REPORT

A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  March 28, 2001
Underwriter Purchased From:   Morgan Stanley & Co.
Name of Issuer/Issue:  Agere Systems / Common Stock
Principal Amount of Offering: 600,000,000 Shares
Price/Spread: $6.00 / $0.234
Amount Purchased by the Fund:  5,500 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       x      	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public,
(ii) Eligible Municipal Securities,  (iii) sold in an Eligible
Foreign Offering, or (iv) sold in an Eligible Rule 144A Offering.
2.       x     	The purchase for the Fund was made prior to the end
of the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights offering terminates.
3.       x     	The underwriting was a firm commitment underwriting.
4.       x    	The commission, spread or profit received or to be
received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of similar securities during a comparable period of time.
5.       x    	Except for Eligible Municipal Securities, the issuer
has been in continuous operation for not less than 3 years, including the operations of any predecessors.
6.       x     	The amount of securities of any class purchased by
the Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all
offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such class, and (ii) for Eligible Rule 144A Offerings, does not exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.       x    	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.       x     	If securities were purchased from a syndicate
manager, the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

Fund Name:  Stratigos Fund, L.L.C.
Name: Greg Jakubowsky
Date:    March 29, 2001
Title:   Director


SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  May 17, 2001
Underwriter Purchased From:   Morgan Stanley & Co.
Name of Issuer/Issue:  Tellium, Inc.
Principal Amount of Offering: 9,000,000 Shares
Price/Spread: $15.00 / $1.05
Amount Purchased by the Fund:  1,100 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       x      	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public,
(ii) Eligible Municipal Securities,  (iii) sold in an Eligible
Foreign Offering, or (iv) sold in an Eligible Rule 144A Offering.
2.       x     	The purchase for the Fund was made prior to the end
of the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights offering terminates.
3.       x     	The underwriting was a firm commitment underwriting.
4.       x    	The commission, spread or profit received or to be
received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of similar securities during a comparable period of time.
5.       x    	Except for Eligible Municipal Securities, the issuer
has been in continuous operation for not less than 3 years, including the operations of any predecessors.
6.       x     	The amount of securities of any class purchased by
the Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all
offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such class, and (ii) for Eligible Rule 144A Offerings, does not exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.       x    	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.       x     	If securities were purchased from a syndicate manager,
 the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

Fund Name:   Stratigos Fund, L.L.C.
Name: Greg Jakubowsky
Date:   June 11, 2001
Title:   Director


SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  May 18, 2001
Underwriter Purchased From:  Credit Suisse First Boston Corp.
Name of Issuer/Issue:  Instinet Group Inc./Common Stock
Principal Amount of Offering: 32,000,000 Shares
Price/Spread: $14.50 / $0.92
Amount Purchased by the Fund:  800 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       x      	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public,
(ii) Eligible Municipal Securities,  (iii) sold in an Eligible
Foreign Offering, or (iv) sold in an Eligible Rule 144A Offering.
2.       x     	The purchase for the Fund was made prior to the end of
the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights offering terminates.
3.       x     	The underwriting was a firm commitment underwriting.
4.       x    	The commission, spread or profit received or to be
received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of similar securities during a comparable period of time.
5.       x    	Except for Eligible Municipal Securities, the issuer
has been in continuous operation for not less than 3 years, including the operations of any predecessors.
6.       x     	The amount of securities of any class purchased by the
 Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all
offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such class, and (ii) for Eligible Rule 144A Offerings, does not exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.       x    	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.       x     	If securities were purchased from a syndicate manager,
 the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

Fund Name:   Stratigos Fund, L.L.C.
Name: Greg Jakubowsky
Date:    June 11, 2001
Title:   Director


SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  May 18, 2001
Underwriter Purchased From:  Credit Suisse First Boston Corp.
Name of Issuer/Issue:  Global Power Equipment Group/Common Stock
Principal Amount of Offering: 7,350,000 Shares
Price/Spread: $20.00 / $1.40
Amount Purchased by the Fund:  137 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       x      	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public,
(ii) Eligible Municipal Securities,  (iii) sold in an Eligible
Foreign Offering, or (iv) sold in an Eligible Rule 144A Offering.
2.       x     	The purchase for the Fund was made prior to the end of
 the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights offering terminates.
3.       x     	The underwriting was a firm commitment underwriting.
4.       x    	The commission, spread or profit received or to be
received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of similar securities during a comparable period of time.
5.       x    	Except for Eligible Municipal Securities, the issuer
has been in continuous operation for not less than 3 years, including the operations of any predecessors.
6.       x     	The amount of securities of any class purchased by the
 Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all
offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such class, and (ii) for Eligible Rule 144A Offerings, does not exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.       x    	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.       x     	If securities were purchased from a syndicate manager,
 the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

Fund Name:   Stratigos Fund, L.L.C.
Name: Greg Jakubowsky
Date:    July16, 2001
Title:   Director


SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  May 25, 2001
Underwriter Purchased From:  Lehman Brothers
Name of Issuer/Issue:  Integrated Circuit Systems/Common Stock
Principal Amount of Offering: 11,250,000 Shares
Price/Spread: $15.00 / $0.75
Amount Purchased by the Fund:  2,800 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       x      	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public,
(ii) Eligible Municipal Securities,  (iii) sold in an Eligible
Foreign Offering, or (iv) sold in an Eligible Rule 144A Offering.
2.       x     	The purchase for the Fund was made prior to the end
of the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights offering terminates.
3.       x     	The underwriting was a firm commitment underwriting.
4.       x    	The commission, spread or profit received or to be
received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of similar securities during a comparable period of time.
5.       x    	Except for Eligible Municipal Securities, the issuer
has been in continuous operation for not less than 3 years, including the operations of any predecessors.
6.       x     	The amount of securities of any class purchased by the
 Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all
offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such class, and (ii) for Eligible Rule 144A Offerings, does not exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.       x    	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.       x     	If securities were purchased from a syndicate manager,
 the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

Fund Name:   Stratigos Fund L.L.C.
Name: Greg Jakubowsky
Date:    July16, 2001
Title:   Director

SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase:  June 14, 2001
Underwriter Purchased From:  Janney Montgomery Scott
Name of Issuer/Issue:  Odyssey Re Holdings Corp./Common Stock
Principal Amount of Offering: 17,142,857 Shares
Price/Spread: $18.00 / $1.125
Amount Purchased by the Fund:  140 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.       x      	Securities are (i) part of an issue registered under
the Securities Act of 1933 that is being offered to the public,

(ii) Eligible Municipal Securities,  (iii) sold in an Eligible
Foreign Offering, or (iv) sold in an Eligible Rule 144A Offering.
2.       x     	The purchase for the Fund was made prior to the end
of the first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights offering terminates.
3.       x     	The underwriting was a firm commitment underwriting.
4.       x    	The commission, spread or profit received or to be
received by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of similar securities during a comparable period of time.
5.       x    	Except for Eligible Municipal Securities, the issuer
has been in continuous operation for not less than 3 years, including the operations of any predecessors.
6.       x     	The amount of securities of any class purchased by
the Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such class, and (ii) for Eligible Rule 144A Offerings, does not exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.       x    	The securities were not purchased directly or
indirectly from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.       x     	If securities were purchased from a syndicate manager,
 the purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

Fund Name:  Stratigos Fund, L.L.C.
Name: Greg Jakubowsky
Date:    July16, 2001
Title:   Director


SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase: 08/09/01
Underwriter Purchased From: Montgomery Securities
Name of Issuer/Issue: Mykrolis Corporation/Common Stock
Principal Amount of Offering: 7,000,000 Shares
Price/Spread: $15.00/$1.05
Amount Purchased by the Fund: 40 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  ___X___	Securities are (i) part of an issue registered under the
Securities Act of 1933 that is being offered to the public, (ii)
Eligible Municipal Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A Offering.
2.  ___X___	The purchase for the Fund was made prior to the end of the
first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights offering terminates.
3.  ___X___	The underwriting was a firm commitment underwriting.
4.  ___X___	The commission, spread or profit received or to be received
by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of similar
securities during a comparable period of time.
5.  ___X___	Except for Eligible Municipal Securities, the issuer has
been in continuous operation for not less than 3 years, including the operations of any predecessors.
6.  ___X___	The amount of securities of any class purchased by the Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all
offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such class, and (ii) for Eligible Rule 144A Offerings, does not exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.  ___X___	The securities were not purchased directly or indirectly
from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.  ___X___	If securities were purchased from a syndicate manager, the
purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

FUND NAME:  Stratigos Fund, L.L.C.

Name
Signature
Date:

Title


SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase: December 13, 2001
Underwriter Purchased From: SG Cowen Securities Corp.
Name of Issuer/Issue: Centene Corp./Common Stock
Principal Amount of Offering: 3,500,000 Shares
Price/Spread: $14.00/$0.98
Amount Purchased by the Fund:  1,380 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  ___X___	Securities are (i) part of an issue registered under the
Securities Act of 1933 that is being offered to the public, (ii)
Eligible Municipal Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A Offering.
2.  ___X___	The purchase for the Fund was made prior to the end of the
first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights offering terminates.
3.  ___X___	The underwriting was a firm commitment underwriting.
4.  ___X___	The commission, spread or profit received or to be received
by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of similar
securities during a comparable period of time.
5.  ___X___	Except for Eligible Municipal Securities, the issuer has
been in continuous operation for not less than 3 years, including the operations of any predecessors.
6.  ___X___	The amount of securities of any class purchased by the Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all
offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such class, and (ii) for Eligible Rule 144A Offerings, does not exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.  ___X___	The securities were not purchased directly or indirectly
from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.  ___X___	If securities were purchased from a syndicate manager, the
purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

FUND NAME: Stratigos Fund, L.L.C.

Name
Signature
Date: December 17, 2001
Title


SCHEDULE B
RULE 10f-3 REPORT
A.	INFORMATION REGARDING THE OFFERING AND TRANSACTION
Date of Purchase: December 11, 2001
Underwriter Purchased From: Goldman Sachs
Name of Issuer/Issue: Aramark Corporation/Common Stock
Principal Amount of Offering: 30,000,000 Shares
Price/Spread: $23.00/$1.265
Amount Purchased by the Fund:  1,290 Shares
B.	COMPLIANCE CHECKLIST
Indicate whether the following conditions were met in connection with the purchase of the security described in Section A above:
1.  ___X___	Securities are (i) part of an issue registered under the
Securities Act of 1933 that is being offered to the public, (ii)
Eligible Municipal Securities,  (iii) sold in an Eligible Foreign
Offering, or (iv) sold in an Eligible Rule 144A Offering.
2.  ___X___	The purchase for the Fund was made prior to the end of the
first full business day on which any sales are made, and, if the securities are offered for subscription upon exercise of rights, on or before the fourth day preceding the day on which the rights offering terminates.
3.  ___X___	The underwriting was a firm commitment underwriting.
4.  ___X___	The commission, spread or profit received or to be received
by the principal underwriters was fair and reasonable as compared to the commission, spread or profit received by other principal underwriters in connection with underwritings of similar
securities during a comparable period of time.
5.  ___X___	Except for Eligible Municipal Securities, the issuer has
been in continuous operation for not less than 3 years, including the operations of any predecessors.
6.  ___X___	The amount of securities of any class purchased by the Fund, alone or together within one or more investment companies to which the Adviser serves as investment adviser, (i) for all
offerings other than Eligible Rule 144A Offerings, does not
exceed 25% of the principal amount of the offering of such class, and (ii) for Eligible Rule 144A Offerings, does not exceed 25% of the total principal amount of the offering of such class sold to qualified institutional buyers, plus the principal amount of the offering in any concurrent public offering.
7.  ___X___	The securities were not purchased directly or indirectly
from: (a) an officer, director, Manager, investment adviser or employee of the Fund or (b) a person of which any of the persons noted in (a) is an affiliated person.
8.  ___X___	If securities were purchased from a syndicate manager, the
purchase was not part of a group sale or otherwise allocated to the account of any of the persons specified in 7 above.

FUND NAME: Stratigos Fund, L.L.C.

Name
Signature
Date: December 13, 2001
Title

Eligible Municipal Securities means "municipal securities," as defined in Section 3(a)(29) of the Exchange Act, that have received an investment grade rating from at least one NRSRO;
provided, that if the issuer of the municipal securities, or the entity supplying the revenues or other payments from which the issue is to be paid, has been in continuous operation for less than three years, including the operation of any predecessors, the securities shall have received one of the three highest ratings from an NRSRO.